UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2006.

BA MASTER CREDIT CARD TRUST II

(Issuing entity of the Collateral Certificate)

BA CREDIT CARD TRUST

(Issuing entity of the BAseries Class A, Class B, and Class C notes)

FIA CARD SERVICES, NATIONAL ASSOCIATION

(Sponsor and Depositor)

(Exact name of registrant as specified in its charter)

Delaware	333-131358, 333-131358-01 and 333-131358-02	51-0331454
(State or Other Jurisdiction of Incorporation)	(Commission File Numbers)	(IRS Employer Identification Number)

Wilmington, DE	19884-0781
(Address of Principal Executive Office)	(Zip Code)

Registrant’s telephone number, including area code (800) 362-6255.

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events.

Item 8.01 Other Events.

Pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of June 10, 2006 (as amended, supplemented and otherwise modified, the “Pooling and Servicing Agreement”), relating to BA Master Credit Card Trust II (the “Trust”), FIA Card Services, National Association (“FIA”), in its normal course of business as servicer to the Trust, may delegate its servicing functions under the Pooling and Servicing Agreement. On May 1, 1993, FIA (formerly known as MBNA America Bank, National Association) and MBNA Technology, Inc. (formerly known as MBNA Information Services, Inc.) entered into the Service Agreement, dated as of May 1, 1993 (the “Servicing Agreement”), whereby FIA delegated certain data processing and administrative functions to MBNA Technology, Inc. The Servicing Agreement is being filed as Exhibit 99.1 to this current report on Form 8-K.

Currently, credit card processing services performed by MBNA Technology, Inc. on behalf of FIA include information and data processing, payment processing, statement rendering, card production, fulfillment operations and network services. MBNA Technology, Inc.’s data network provides an interface to MasterCard, Visa and American Express for performing authorizations and settlement funds transfers. Most data processing and network functions are performed at MBNA Technology, Inc.’s facilities in Dallas, Texas and Newark, Delaware.

MBNA Technology, Inc. is a Delaware corporation and wholly owned subsidiary of FIA. MBNA Technology, Inc. was incorporated on April 1, 1991 and has been providing data processing and administrative functions since that time.

Section 9 — Financial Statements and Exhibits.

Item 9.01(d). Exhibits.

The following is filed as an Exhibit to this Report under Exhibit 99.1.

Exhibit 99.1	Service Agreement, dated as of May 1, 1993, between FIA Card Services, National Association (formerly known as MBNA America Bank, National Association) and MBNA Technology, Inc. (formerly known as MBNA Information Services, Inc.).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIA CARD SERVICES, NATIONAL ASSOCIATION, Acting solely in its capacity as depositor of BA Master Credit Card Trust II and BA Credit Card Trust

By:	/s/ Keith W. Landis
Name: Keith W. Landis Title: Vice President

September 8, 2006

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Service Agreement, dated as of May 1, 1993, between FIA Card Services, National Association (formerly known as MBNA America Bank, National Association) and MBNA Technology, Inc. (formerly known as MBNA Information Services, Inc.).